UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 11, 2006

Date of Report (Date of earliest event reported)

PMC-SIERRA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19084	94-2925073
(Commission File)	(IRS Employer Identification Number)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of Principal Executive Offices) (Zip Code)

(408) 239-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The disclosure set forth in Item 4.02 below is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 11, 2006, the Audit Committee of PMC-Sierra, Inc. (the “Company”) substantially completed a review of the Company’s stock option award practices and related accounting. This review is being directed by the Audit Committee comprised of independent directors of the Company’s Board of Directors and has been undertaken with the assistance of independent legal counsel. The Audit Committee concluded that, while the Company used incorrect accounting measurement dates for certain stock option grants awarded primarily during the years 1998-2001, those errors were not the product of any deliberate misconduct by the Company’s executives, staff, or members of its Board of Directors.

On August 11, 2006, the Company concluded that, pursuant to the requirements of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25) that were in effect prior to 2006, the accounting measurement dates for certain stock option grants awarded primarily during the years 1998-2001 differ from the measurement dates previously used to determine any stock-based compensation expense for the years 1998-2002. The Company has determined that for certain option grants the allocations to individual recipients and/or the proper documentation of formal corporate approvals had not been completed as of the original accounting measurement dates. As a result, new accounting measurement dates are being applied to the affected option grants. As the majority of the stock options in question were cancelled in an option exchange program in 2002, the new measurement dates will not affect operating results for 2003 and subsequent years.

The Company expects to make accounting adjustments to stockholders’ equity as at December 31, 2002 and on the balance sheets for all subsequent periods. The effect of the adjustments will be to increase capital stock and paid-in capital and increase accumulated deficit on all balance sheets commencing in 2003. These are offsetting reclassification entries within stockholders’ equity on the balance sheet and the total amount of stockholders’ equity in 2003 and subsequent balance sheets will not change. The amount of the adjustment within stockholders’ equity is presently estimated by the Company to be less than $100 million. The Company does not expect any restatements of income statements or statements of cash flows in 2003 or subsequent periods. The Company also expects that there will be no impact on the Company’s cash position or previously reported revenues.

The review of stock option awards practices has only recently become substantially completed and the restatement of stockholders’ equity at December 31, 2002 and subsequent balance sheets has not yet been concluded. For this reason, the Company did not file its Quarterly Report on Form 10-Q on the due date of August 11, 2006. The Company is using its best efforts to complete and file the Quarterly Report on Form 10-Q for the quarter ended July 2, 2006 as soon as practicable as well as to complete and file with the Securities and Exchange Commission the following additional forms: (i) Annual Report on Form 10-K/A for 2005 containing the restated financial statements for fiscal years 2003, 2004, and 2005 and (ii) Quarterly Report on Form 10-Q/A for the first quarter ended April 2, 2006 containing restated balance sheets.

Against this background, the Company concluded on August 11, 2006 that the Company’s prior financial statements and all financial press releases and similar communications issued by the Company with respect to such income statements and balance sheets for the 1999-2005 fiscal years and subsequent interim period should no longer be relied upon. The Company, including the Audit Committee of the Company’s Board of Directors and members of management of the Company, discussed with its independent registered public accounting firm the matters set forth in this Item 4.02.

On August 14, 2006, the Company issued a related press release announcing the planned restatements. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

All statements included in this release, other than statements or characterizations of historical fact, are forward- looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words, and include, among others, the amount of anticipated adjustments to stockholders’ equity, the expectation that restatements of income statements or statements of cash flows in 2003 or subsequent periods will not be required, and the expectation that there will be no impact on the Company’s cash position or previously reported revenues. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

These risks and uncertainties include, but are not limited to, the possibility that the Company may not be able to complete the filings with the Securities and Exchange Commission described above by August 16, 2006, the end of the five day extension period allowed for the Company to complete and file Form 10-Q for the fiscal period ended July 2, 2006; that the Company, in consultation with the Company’s independent registered public accounting firm, will determine that the proper accounting for the Company’s prior stock option grants differs from the accounting treatment described above; that the Company’s ability to meet the requirements of the NASDAQ Global Market for continued listing of its shares may be impaired; that the Company’s independent auditors may face delays in completing the audit of our revised financial statements; that potential claims and proceedings may arise relating to such matters, including shareholder litigation and action by the SEC or other governmental agencies, that may impact the timing of the completion of the restated financials and the filing of the required reports with the SEC; that, as a result of such failure to file reports with the SEC, the Company may be subject to claims that it is in default under or in breach of existing contractual obligations; and that the anticipated accounting adjustments and other factors described above could have negative tax or other implications for the Company.

The Company’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings discuss other important risk factors that could contribute to such differences or otherwise affect the Company’s business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made, and the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.

/s/ Alan F. Krock
Alan F. Krock
Vice President Chief Financial Officer

Date: August 14, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 14, 2006.